Exhibit 1

                             JOINT FILING AGREEMENT

           In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of this Amendment No. 1 to the statement on Schedule 13G (including amendments thereto) with respect to the Common Stock, par value $0.01 per share, of Delta Financial Corporation and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned, hereby execute this Agreement this 22nd day of April, 2005.


Dated:  April 22, 2005




                               SC FUNDAMENTAL VALUE FUND, L.P.

                               By:  SC Fundamental LLC, as General Partner

                               By:   /s/ Neil H. Koffler
                                    --------------------------------------------
                                    Neil H. Koffler, Member


                               SC FUNDAMENTAL LLC

                               By:   /s/ Neil H. Koffler
                                    --------------------------------------------
                                    Neil H. Koffler, Member


                               SC FUNDAMENTAL VALUE BVI, LTD.

                               By:  SC Fundamental BVI, Inc., as managing
                                    general partner of investment manager

                               By:   /s/ Neil H. Koffler
                                    --------------------------------------------
                                    Neil H. Koffler, Vice President


                               SC-BVI PARTNERS

                               By:  SC Fundamental BVI, Inc., as managing
                                    general partner

                               By:   /s/ Neil H. Koffler
                                    --------------------------------------------
                                    Neil H. Koffler, Vice President

                               PMC-BVI, INC.

                               By:   /s/ Neil H. Koffler
                                    --------------------------------------------
                                    Neil H. Koffler, Secretary

                               SC FUNDAMENTAL BVI, INC.

                               By:   /s/ Neil H. Koffler
                                    --------------------------------------------
                                    Neil H. Koffler, Vice President


                                /s/ Neil H. Koffler
                               -------------------------------------------------
                               Neil H. Koffler as Attorney-in-Fact for
                               Peter M. Collery (1)

                                /s/ Neil H. Koffler
                               -------------------------------------------------
                               Neil H. Koffler

                                /s/ Neil H. Koffler
                               -------------------------------------------------
                               Neil H. Koffler as Attorney-in-Fact for
                               John T. Bird (2)


                               SC FUNDAMENTAL LLC EMPLOYEE SAVINGS AND
                               PROFIT SHARING PLAN

                               By:   /s/ Peter M. Collery
                                    --------------------------------------------
                                    Peter M. Collery, Trustee



(1) Executed by Neil H. Koffler as Attorney-in-Fact for Peter M. Collery. The Power of Attorney for Mr. Collery is attached as Exhibit 2 to the Statement on Schedule 13G with respect to the Class A Common Stock of Winmill & Co. Incorporated, filed on November 26, 2003, and is incorporated herein by reference.

(2) Executed by Neil H. Koffler as Attorney-in-Fact for John T. Bird. The Power of Attorney for Mr. Collery is attached as Exhibit 3 to the Amendment No. 1 to the Statement on Schedule 13G with respect to the Common Stock of Tengasco, Inc., filed on March 28, 2005, and is incorporated herein by reference.